Exhibit 24(a)
                         DUKE POWER COMPANY
                         Power of Attorney

                             FORM 10-K

           Annual Report Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934
            For the fiscal year ended December 31, 1993

                              (Annual Report)

          The undersigned, DUKE POWER COMPANY, a North Carolina corporation, and certain of its officers and/or directors, do each hereby constitute and appoint W. S. Lee, Richard J. Osborne, Ellen T. Ruff, David L. Hauser, and each of them, to act as attorneys-in-fact for and in the respective names, places and stead of the undersigned, to execute, seal, sign and file with the Securities and Exchange Commission the Annual Report of said Duke Power Company on Form 10-K and any and all amendments thereto, hereby granting to said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned, or any of them, might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

          Executed the 22nd day of February, 1994.

                                                  DUKE POWER COMPANY


                                               By             W.S. Lee
                                                  -----------------------------
                                                      Chairman and President

(Corporate Seal)

ATTEST:


    Carolyn R. Duncan
- - --------------------------
   Assistant Secretary

         W.S. Lee                   Chairman and President (Principal
- - --------------------------           Executive Officer and Director)
         W.S. Lee


    Richard J. Osborne               Vice President and Chief Financial
- - --------------------------            Officer (Principal Financial Officer)
    Richard J. Osborne

     David L. Hauser                  Controller (Principal Accounting
- - --------------------------             Officer)
     David L. Hauser

    Robert L. Albright                (Director)
- - --------------------------
    Robert L. Albright

    G. Alex Bernhardt                 (Director)
- - --------------------------
    G. Alex Bernhardt

    Crandall C. Bowles                (Director)
- - --------------------------
    Crandall C. Bowles

     William A. Coley                 (Director)
- - --------------------------
     William A. Coley

       Joe T. Ford                    (Director)
- - --------------------------
       Joe T. Ford

  Steve C. Griffith, Jr.              (Director)
- - --------------------------
  Steve C. Griffith, Jr.

        W.H. Grigg                    (Director)
- - --------------------------
        W.H. Grigg

      Paul H. Henson                  (Director)
- - --------------------------
      Paul H. Henson

     George R. Herbert                (Director)
- - --------------------------
     George R. Herbert


- - --------------------------            (Director)
 George Dean Johnson, Jr.

     James V. Johnson                 (Director)
- - --------------------------
     James V. Johnson

       W.W. Johnson                   (Director)
- - --------------------------
       W.W. Johnson

        Max Lennon                    (Director)
- - --------------------------
        Max Lennon

        Buck Mickel                   (Director)
- - --------------------------
        Buck Mickel

  Reece A. Overcash, Jr.              (Director)
- - --------------------------
  Reece A. Overcash, Jr.

    Richard B. Priory                 (Director)
- - --------------------------
    Richard B. Priory